UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                                         FORM 8-K
                                      CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                     Date of Report (date of earliest event reported):
                                     February 4, 1999




                                    CHEMED CORPORATION
                  (Exact name of registrant as specified in its charter)




                  Delaware                1-8351               31-0791746
              (State or other    (Commission File Number)    (I.R.S. Employer
               jurisdiction of                                Identification
                 incorporation)                                    Number)




              2600 Chemed Center,  255 East 5th Street,  Cincinnati, OH 45202
              (Address of principal executive offices)             (Zip Code)



                    Registrant's telephone number, including area code:
                                      (513)  762-6900











                                        Page 1 of 4
ITEM 5.  OTHER EVENTS

        On November 12, 1998, Chemed Corporation (the "Company") issued 300,494 shares of its capital stock for all of the outstanding common stock of Starburst, Inc. ("Starburst"). Also, on November 19, 1998, the Company issued 169,066 shares of its capital stock for all of the outstanding common stock of Sure-Flow, Inc. ("Sure-Flow"). Both transactions were accounted for as pooling-of-interests business combinations. The combined impact of these transactions on the Company's historical consolidated financial statements was not material; consequently, prior period and current year financial statements have not been restated for these transactions.

        Starburst operates Roto-Rooter franchises in Austin, Texas; Fort Lauderdale and West Palm Beach, Florida. Sure-Flow operates a Roto-Rooter franchise in Menlo Park, California.



ITEM 7.  FINANCIAL STATEMENTS

        Summarized on the following page is the unaudited consolidated income statement of the Company and its subsidiaries for the three and twelve month periods ended December 31, 1997 and 1998. On the basis of materiality, the results of operations of Starburst and Sure-Flow are included from the dates the acquisition transactions were completed.
























                                        Page 2 of 4
                       CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                         UNAUDITED CONDENSED STATEMENT OF INCOME
             FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 1998 AND 1997

                                             Three Months Ended                          Year Ended
                                                December 31,                            December 31,
                                         --------------------------               -------------------------
                                            1998            1997                     1998            1997
                                         ----------      ----------               ----------      ----------
Continuing Operations
        Service revenues and sales       $ 101,411       $  90,619                $ 381,283       $ 341,729

        Cost of services provided
          and cost of goods sold            63,089          56,037                  237,148         212,647
        Selling and marketing,
          general and administrative,       30,441          26,799                  113,394         100,978
        Depreciation expense                 2,671           2,361                   10,649           8,622
        Acquisition expenses (a)               752               -                      752               -
                                         ---------       ---------                ---------       ---------
        Income from operations               4,458           5,422                   19,340          19,482
        Interest expense                    (1,396)         (2,076)                  (6,793)        (10,552)
        Other income-net                     1,942           2,779                   19,578          18,951
                                         ---------       ---------                ---------       ---------
        Income before income taxes           5,004           6,125                   32,125          27,881
        Income taxes                        (1,604)         (2,475)                 (12,216)        (10,804)
                                         ---------       ---------                ---------       ---------
          Income from
            continuing operations (b)        3,400           3,650                   19,909          17,077
Discontinued Operations (c)                      -               -                        -          13,160
                                         ---------       ---------                ---------       ---------
Net Income (b)                           $   3,400       $   3,650                $  19,909       $  30,237
                                         =========       =========                =========       =========

Earnings Per Common Share
        Income from continuing
          operations (b)                 $    0.33       $    0.37                $    1.98       $    1.72
                                         =========       =========                =========       =========
        Net Income (b)                   $    0.33       $    0.37                $    1.98       $    3.04
                                         =========       =========                =========       =========
        Average number of shares
          outstanding                       10,231           9,965                   10,058           9,940
                                         =========       =========                =========       =========

Diluted Earnings Per Common Share
        Income from continuing
          operations (b)                 $    0.33       $    0.36                $    1.97       $    1.71
                                         =========       =========                =========       =========
        Net Income (b)                   $    0.33       $    O.36                $    1.97       $    3.02
                                         =========       =========                =========       =========
        Average number of shares
          outstanding                       10,274          10,081                   10,100          10,014
                                         =========       =========                =========       =========

__________________
(a) Amount represents the pretax cost incurred in connection with two pooling-of-interests business combinations completed in November 1998.  The aftertax cost amounted to $495,000 ($.05 per share).

(b) Amounts include the following capital gains from the sales of investments (in thousands, except per share data):

                                             Three Months Ended                          Year Ended
                                                December 31,                            December 31,
                                         --------------------------               -------------------------
                                            1998            1997                     1998            1997
                                         ----------      ----------               ----------      ----------
        Pretax gain                      $     331       $      -                 $   12,589      $   12,235
        Aftertax gain                          240              -                      7,945           7,652
        Impact on earnings per share          0.02              -                       0.79            0.77


(c) Discontinued operations include the following (in thousands):
        Net gain on sales of operations discontinued in 1997              $   9,493
        Income from operations discontinued in 1997                           3,069
        Adjustment relating to operations discontinued in 1994                  598
                                                                          ---------
                Total discontinued operations                             $  13,160
                                                                          =========




                                         Page 3 of 4



                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CHEMED CORPORATION

                                       BY:     Arthur V. Tucker, Jr.
                                           -------------------------


                                       Its:    Vice President and Controller
                                            --------------------------------

Dated:   February 4, 1999
-------------------------





























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